
                                                                   Exhibit 10.52

                                                                  EXECUTION COPY


                            ASSET PURCHASE AGREEMENT

                                     BETWEEN

                            REAL COMMUNICATIONS, INC.

                                       AND

                        INTEGRATED TELECOM EXPRESS, INC.

                                  June 13, 2002

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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS...........................................................................................      1


ARTICLE II PURCHASE AND SALE TRANSACTION........................................................................      2

         2.1      Purchase and Sale of Assets...................................................................      2
         2.2      Assumption of Liabilities.....................................................................      3
         2.3      Technical Support.............................................................................      3
         2.4      Purchase Price................................................................................      3
         2.5      Allocation of Purchase Price..................................................................      3
         2.6      Closing.......................................................................................      3
         2.7      Requirements of Seller on Closing.............................................................      3

ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER............................................................      4

         3.1      Organization..................................................................................      4
         3.2      Authority.....................................................................................      4
         3.3      Title to and Condition of Acquired Assets.....................................................      4
         3.4      Intellectual Property Rights and Product Registrations........................................      5
         3.5      Absence of Changes............................................................................      5
         3.6      Use of the Seller Trade Marks and Name........................................................      5
         3.7      Taxes.........................................................................................      5
         3.8      Lists.........................................................................................      6
         3.9      Agreements....................................................................................      6
         3.10     Litigation....................................................................................      6

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER..............................................................      6

         4.1      Organization..................................................................................      6
         4.2      Authority.....................................................................................      6
         4.3      Financing.....................................................................................      7
         4.4      Ownership of Buyer............................................................................      7

ARTICLE V OBLIGATIONS OF PARTIES PRIOR TO CLOSING...............................................................      7

         5.1      Conduct of Business Pending Closing...........................................................      7
         5.2      Convocation of Directors and Stockholders' Meetings...........................................      8
         5.3      Access........................................................................................      8

ARTICLE VI ADDITIONAL UNDERTAKINGS..............................................................................      8

         6.1      Changes to Schedules and Breach of Representations and Warranties.............................      8

ARTICLE VII INDEMNIFICATION.....................................................................................      9

         7.1      Survival of Warranties and Representations....................................................      9
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                               TABLE OF CONTENTS
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         7.2      Indemnification of Buyer......................................................................      9
         7.3      Indemnification of Seller.....................................................................      9
         7.4      Notice and Defense of Claims..................................................................      9
         7.5      Assumed Liabilities...........................................................................     10

ARTICLE VIII CONDITIONS OF CLOSING..............................................................................     10

         8.1      Conditions of Buyer's Obligations.............................................................     10
         8.2      Conditions of Seller's Obligations............................................................     11

ARTICLE IX ADDITIONAL AGREEMENTS................................................................................     11

         9.1      Right to Contact Third Parties................................................................     11
         9.2      Right to Contact Seller Employees.............................................................     12
         9.3      Public Disclosure.............................................................................     12
         9.4      Consents......................................................................................     12
         9.5      Reasonable Efforts; Further Assurances........................................................     12
         9.6      Notification of Certain Matters...............................................................     12
         9.7      Confidentiality...............................................................................     13
         9.8      Bulk Transfer Laws............................................................................     13

ARTICLE X NO WARRANTIES.........................................................................................     13


ARTICLE XI TERMINATION..........................................................................................     14

         11.1     Termination of Agreement......................................................................     14
         11.2     Effect of Termination.........................................................................     14

ARTICLE XII MISCELLANEOUS.......................................................................................     14

         12.1     No Third-Party Beneficiaries..................................................................     14
         12.2     Taxes.........................................................................................     14
         12.3     Entire Agreement..............................................................................     14
         12.4     Succession and Assignment.....................................................................     15
         12.5     Counterparts..................................................................................     15
         12.6     Headings......................................................................................     15
         12.7     Notices.......................................................................................     15
         12.8     Governing Law.................................................................................     16
         12.9     Amendments and Waivers........................................................................     16
         12.10    Severability..................................................................................     16
         12.11    Expenses......................................................................................     16
         12.12    Construction..................................................................................     17
         12.13    Incorporation of Exhibits and Schedules.......................................................     17
         12.14    Other Remedies................................................................................     17
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                                  (Continued)

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         12.15    Submission to Jurisdiction....................................................................     17

EXHIBITS

Exhibit A         -     Forms of Assignment

Schedule A        -     Acquired Assets
Schedule B        -     Excluded Assets
Schedule C        -     Assumed Liabilities
Schedule D        -     Consents, Waivers and Approvals
Schedule E        -     Financing Agreements, Contact Information, Insurance Policies and Litigation
Schedule F        -     Allocation of Purchase Price among Acquired Assets

                            ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement (the "Agreement") is entered into as of June 13, 2002 ("Effective Date"), by and between, Real Communications, Inc., a corporation organized under the laws of the State of California ("Buyer"), and Integrated Telecom Express, Inc., a Delaware corporation ("Seller"). Buyer and Seller are referred to herein as each a "Party" or together the "Parties."

                                    RECITALS

     A. The Boards of Directors of Seller and Buyer believe it is in the best interests of Seller and Buyer that Buyer acquire certain assets of Seller and assume certain liabilities of Seller (the "Acquisition") and, in furtherance thereof, have approved the Acquisition subject to the terms and conditions of this Agreement.

     B. Seller and Buyer desire to make certain representations, warranties, covenants and other agreements in connection with the Acquisition.

     C. Seller is engaged in the businesses of providing integrated circuit and software products to the broadband access communications equipment industry.

     D.  Buyer intends to assign its rights and interests hereunder, pursuant to
Section 12.4 of this Agreement, to its new company to be formed in the Republic of China (R.O.C.) prior to the Closing.

     NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the Parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     "Acquired Assets" means all of Seller's right, title, and interest in and to all of the assets listed on Schedule A attached hereto. Notwithstanding the foregoing, Buyer acknowledges that Acquired Assets does not include any assets listed on Schedule B attached hereto ("Excluded Assets").

     "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act.

     "Apollo Products" means Seller's Apollo line of integrated circuit products including related software.

     "Assumed Liabilities" has the meaning set forth in Section 2.2 below.

     "Closing Date" has the meaning set forth in Section 2.5 below.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Intellectual Property" means all rights of an individual or entity in, to, or arising out of: (i) any U.S., international or foreign patent or any application therefor and any and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; (ii) inventions (whether patentable or not in any country), invention disclosures, improvements, trade secrets, proprietary information, know-how, technology and technical data; (iii) copyrights, copyright registrations, mask works, mask work registrations, and applications therefor in the U.S. or any foreign country, and all other rights corresponding thereto throughout the world; (iv) moral rights; (v) domain names and domain name registrations; (vi) trademarks and trademark registrations; and
(vii) any other proprietary rights anywhere in the world similar to those described in this definition.

     "Liability" means any warranty and technical support obligation.

     "Permitted Liens" means any lien, encumbrance or other liability or charge
(i) arising in connection with any taxes, assessments or governmental charges not yet due and payable or being contested in good faith by appropriate proceedings, (ii) with respect to the Acquired Assets, such imperfections of title, charges and encumbrances, if any, as do not in the aggregate materially detract from the value of or materially interfere with the present use of such Acquired Assets, and (iii) statutory liens of landlords, carriers, warehousemen, mechanics, materialmen and other liens imposed by law incurred in the ordinary course of business for sums not in arrears or otherwise due. "Person" means an individual, a partnership, a corporation, an association, a joint stock Seller, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency or political Subdivision thereof).

     "Purchase Price" has the meaning set forth in Section 2.4 below.

     "SAM Products" means Seller's SAM line of integrated circuit products including related software.

                                   ARTICLE II

                          PURCHASE AND SALE TRANSACTION

     2.1 Purchase and Sale of Assets. On and subject to the terms and conditions of this Agreement, as of the Closing Date, Buyer, in reliance on the representations, warranties and agreements of Seller as hereinafter set forth, agrees to purchase from Seller, and Seller, in reliance on the representations, warranties and agreements of Buyer hereinafter set forth, agrees to sell, transfer, convey, and deliver to Buyer all of Seller's right, title and interest in and to the Acquired Assets for the consideration specified below in this
Article 2.

     2.2 Assumption of Liabilities. On and subject to the terms and conditions of this Agreement, Buyer agrees to assume and become responsible for, as of the Closing Date, the Liabilities of Seller set forth on Schedule C attached hereto (the "Assumed Liabilities").

     2.3 Technical Support. On and subject to the terms and conditions of this Agreement, Buyer agrees to assume and become responsible for, as of the Closing Date, all technical support obligations of Seller to customers of the Apollo Products and SAM Products under purchase orders between those customers and Seller, which customers and purchase orders are listed on Schedule C attached hereto.

     2.4 Purchase Price. Buyer agrees to pay to Seller $1,500,000 (the "Purchase Price") by delivery of cash payable by wire transfer of immediately available funds to the following account: Silicon Valley Bank, 3003 Tasman Drive, Santa Clara, California 95054, ABA Routing No. 121140399, Account No. 3300260119. 2.5 Allocation of Purchase Price. The Purchase Price shall be allocated among the Acquired Assets in accordance with their respective fair market values (the "Allocation"). At the Closing, the Buyer and Seller shall mutually agree on the Allocation of the Purchase Price among the Acquired Assets, and such Allocation shall be attached hereto as Schedule F.

     2.6 Closing. Subject to the conditions set forth in Article 8 below, the closing of the transactions provided for in this Agreement will take place at the offices of Seller as promptly as practicable but not later than five (5) business days after all conditions set forth in Article 8 have been satisfied or waived, or on such other date as may be agreed by Seller and Buyer (the "Closing Date").

     2.7 Requirements of Seller on Closing.

            (a) Transfer of Assets. Seller shall deliver to Buyer at Closing all instruments, deeds of title, bills of sale, satisfaction of mortgages and liens assignments or other such documents of records requested by Buyer which may be necessary or appropriate to convey to Buyer good and marketable legal title to all the Acquired Assets purchased by Buyer hereunder and to record such change of ownership. All tangible assets set forth on Schedule A to be purchased by Buyer hereunder shall be checked and counted and transferred by authorized representatives from Seller to Buyer.

            (b) Product-Related Information and Documents. Seller shall transfer and place at the disposal of Buyer on the Closing Date all formula, manufacturing technology, methods, processes, know-how, research, sales records, customer lists, sources of materials and all other documents and information which are identified and described in Schedule A attached hereto, relating to the Acquired Assets.

            (c) Exclusion of Liabilities. Except for the Assumed Liabilities described in Schedule C attached hereto, which are expressly assumed by Buyer hereunder, Buyer shall not assume, agree or be obligated to pay, perform or discharge any debts, liabilities, mortgages, liens, claims or other obligations of Seller, whether now existing or hereafter arising, for whatever reason, and whether known or unknown to Seller.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller hereby represents and warrants to Buyer that the statements contained in this Article 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then, and as though the Closing Date were substituted for the date of this Agreement throughout this Article 3).

     3.1 Organization. As of the date of this Agreement, Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller intends to file a Certificate of Dissolution with the Secretary of State of the State of Delaware promptly after Seller obtains stockholder approval of its Plan of Complete Liquidation and Dissolution (the "Plan").

     3.2 Authority. Seller has all requisite corporate power and authority to enter into this Agreement, and, subject to obtaining the Stockholder Approval (as defined in Section 8.2(d)), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Seller, and no further action is required on the part of Seller to authorize this Agreement and the transactions contemplated hereby, subject only to obtaining the Stockholder Approval (as defined in Section 8.2(d)). This Agreement has been duly executed and delivered by Seller and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and to rules of law governing specific performance, injunctive relief or other equitable remedies.

     3.3 Title to and Condition of Acquired Assets.

           (a) Title to Acquired Assets. To Seller's knowledge, Seller has good and marketable legal title to all the Acquired Assets purchased by Buyer herein, which shall to Seller's knowledge at Closing be free and clear of all liens, encumbrances and other liabilities or charges except for Permitted Liens unless otherwise agreed to in writing by the Parties. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, will not result in a breach of any material term of material agreement or other material instrument to which Seller is party or by which it is bound and to Seller's knowledge will not result in the creation of a lien, charge or encumbrance on, or give to others any interests or right in, any of the Acquired Assets.

            (b) Condition of Assets. All tangible Acquired Assets purchased by Buyer hereunder are in use and in good condition and have been constantly maintained in good repair; and all said assets are in compliance with all applicable laws and regulations.

     3.4 Intellectual Property Rights and Product Registrations.

            (a) To the knowledge of Seller, Seller is the sole and exclusive owner of, and has good, clear and marketable title to, said Trademarks, Patents or other Intellectual Property Rights listed in Schedule A as being owned by it, and to Seller's knowledge, there are no claims, liens, restrictions or other encumbrances on any of the Trademarks, Patents or other Intellectual Property Rights which Seller owns or uses. Other than as disclosed on Schedule 3.4(a), to Seller's knowledge, Seller is not in infringement of, nor has infringed, any right whatsoever of any third party with respect to any Trademark, Patent or other Intellectual Property Right in a manner which would have a material effect on the value of the Acquired Assets as a whole.

            (b) To Seller's knowledge, Schedule A appended hereto accurately sets forth and describes all the material governmental registrations, licenses or permits obtained with respect to the Acquired Assets, including all applications or registrations therefore. To whatever extent said registrations, licenses or permits are assignable under law, Seller shall use its commercially reasonable efforts, upon request from Buyer, to arrange for their transfer and assignment to Buyer as soon as possible after Closing.

     3.5 Absence of Changes. Since May 31, 2002, there has not been any material damage or destruction in the nature of a casualty or loss of any nature whatsoever, whether covered by insurance or not, adversely affecting any Acquired Assets purchased by Buyer hereunder.

     3.6 Use of the Seller Trade Marks and Name. At Closing Seller shall transfer and convey to Buyer Seller's rights and registrations of all trademarks, logos, service marks, copyrights, trade dress/packing designs (past, present and those being conceived), and trade names listed on Schedule A in all jurisdictions. To Seller's knowledge, there are no claims, liens, encumbrances or other obligations or liabilities on such marks and names or the right to use same, and the use of said Seller names does not and will not violate any right or interest of any third party. Seller hereby renounces, surrenders and waives all rights, title or interest to and in the use of said Seller names and/or any names similar to the Seller names after Closing in U.S.A., R.O.C. and/or other countries, forever and absolutely; provided however that nothing herein shall require that Seller change its corporate name following the Closing and Seller shall be entitled to continue to be known by, and use to the extent reasonably necessary, its existing corporate name.

     3.7 Taxes. All national and local taxes including property and other taxes affecting the Acquired Assets relevant thereto which are due and payable by Seller through the Closing Date have been paid, or will at the Closing Date have been paid in full by Seller, or if mutually agreed to in writing by Buyer and Seller, may be paid directly by Buyer, with appropriate reductions from the Purchase Price.

     3.8 Lists. Annexed hereto as Schedule E is a complete and correct list, as of the date hereof, identifying:

            (a) All loan, credit or other financing agreements related to the Acquired Assets, including any such agreements as to which any security or collateral interest may be imposed on the Acquired Assets, identifying the parties, amounts and material terms. Copies of such loan agreements shall be furnished to Buyer within five (5) days after the effective date of this Agreement;

            (b) The names, addresses, telephone numbers and contact persons of each distributor, agent, trade customer or supplier of Seller as of May 31, 2002, including the amount of sales to or purchases by each during the period from January 1, 2002 to May 31, 2002;

            (c) All insurance policies in force with respect to Seller and its properties and assets relating to the Acquired Assets including a brief description of the risks insured, deductibles, amounts of coverages, premiums and expiration dates;

            (d) All judgments, awards or pending lawsuits, actions, proceedings or litigation affecting the Acquired Assets with brief description of their nature or amounts.

     3.9 Agreements. Seller shall furnish Buyer with copies of all agreements relating to the Acquired Assets listed in Schedule A.

     3.10 Litigation. Except as disclosed in the list of litigations provided under Article 3.9 above, there are no litigations, actions, lawsuits or other filed proceedings, of any nature whatsoever against Seller related to the Acquired Assets. Seller is not party to or subject to any judgment, order, decree or other procedure of any court, tribunal or government authority whatsoever relating to the Acquired Assets.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Seller that the statements contained in this Article 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV).

     4.1 Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

     4.2 Authority. Buyer has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Buyer, and no further action is required on the part of Buyer to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Buyer and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitutes the valid and binding obligations of Buyer, enforceable in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and to rules of law governing specific performance, injunctive relief or other equitable remedies.

     4.3 Financing. Buyer has or will have sufficient cash and/or available borrowing capacity to pay the Purchase Price.

     4.4 Ownership of Buyer. All or some of Daniel Chen, Jow Peng and Kenyon Mei are shareholders of the outstanding share capital of Buyer as of the effective date of this Agreement. As of the effective date of this Agreement, the remaining outstanding share capital of Buyer is owned by Realtek Semiconductor Corporation.

                                    ARTICLE V

                     OBLIGATIONS OF PARTIES PRIOR TO CLOSING

     5.1 Conduct of Business Pending Closing. Subject to the provisions of
Article 8 below, between the date of this Agreement and the earlier of the Closing Date or the termination of this Agreement pursuant to Article XI hereof, Seller shall:

            (a) Use its commercially reasonable efforts to ensure that all Acquired Assets and properties pertaining thereto will remain in good order and condition;

            (b) Ensure that all existing insurance coverage of said Acquired Assets and properties shall remain in full force and effect for a period of at least thirty (30) days following the Closing Date with Buyer endorsed therein as named beneficiary effective as of the Closing Date; provided that the cost of such insurance coverage following the Closing Date shall be borne by Buyer. Until Closing all risks of loss, damage or destruction to said Acquired Assets or properties of Seller shall be borne by Seller;

            (c) Not pledge, sell, transfer or otherwise dispose of any Acquired Assets, whether tangible or intangible;

            (d) Not waive or release any of its rights or claims regarding the Acquired Assets;

            (e) Not reveal, or permit its directors, officers, managers, employees or agents to reveal, to third parties any trade secret, customer list or other confidential or proprietary information relating to the Acquired Assets, except pursuant to a non-disclosure agreement with the consent of Buyer;

            (f) Not enter into any Agreement, lease or commitment related to the Acquired Assets that would have a material adverse effect on the Acquired Assets related thereto; and not agree to suffer any change in the terms or conditions of any existing Agreement or leases that are related to the Acquired Assets and that Buyer has agreed to assume under this Agreement;

            (g) Comply in all material respects with all applicable statutes, laws and regulations.

     5.2 Convocation of Directors and Stockholders' Meetings. Unless this Agreement is terminated pursuant to Article XI hereof, Seller shall take all necessary action and hold all directors and stockholders' meetings necessary prior to Closing Date in order to provide all necessary approvals for the sale and transfer of Acquired Assets to Buyer. Copies of minutes of such meetings shall be furnished to Buyer as soon as possible.

     5.3 Access. Seller agrees that, up to and including the earlier of the Closing Date or such time as this Agreement is terminated pursuant to Article XI hereof, it will cause Seller to provide to Buyer and its representatives full access to its properties, inventories, books and records of Seller related to the Acquired Assets and will furnish to them copies of such documents and financial and other information with respect to such Acquired Assets to whatever extent Buyer reasonably considers it necessary in order to conduct the audits.

                                   ARTICLE VI

                             ADDITIONAL UNDERTAKINGS

     6.1 Changes to Schedules and Breach of Representations and Warranties.

            (a) From time to time from the date of this Agreement through the earlier of the Closing Date or the termination of this Agreement pursuant to
Article XI hereof, Seller shall promptly supplement or amend the Schedules hereto with respect to any matters arising hereafter which if existing or occurring on the effective date of this Agreement would have been required to be set forth or described in the Schedules.

            (b) From the date of this Agreement through the earlier of the Closing Date or the termination of this Agreement pursuant to Article XI hereof, upon the occurrence of or upon Seller becoming aware of any material direct physical damage to any tangible Acquired Assets or any third-party claims against the Acquired Assets which would have a material adverse effect on the Acquired Assets or would cause a material breach of any of the representations and warranties of Seller contained in this Agreement or in any Schedule hereto, Seller shall give prompt written notice thereof to Buyer and shall use its commercially reasonable efforts to prevent or promptly remedy the same.

                                   ARTICLE VII

                                 INDEMNIFICATION

     7.1 Survival of Warranties and Representations. All warranties and representations set forth in this Agreement shall be deemed to be made again (to the extent they may be applicable) as of Closing Date, and shall be true and accurate in all material respects as of Closing Date (unless Seller shall have otherwise notified Buyer and Buyer shall have accepted such notification in writing); and in addition all warranties and representations set forth in this Agreement shall survive the Closing and delivery of Acquired Assets to Buyer and shall remain in full force and effect until 5:00 p.m., Pacific Time, on December 31, 2002.

     7.2 Indemnification of Buyer. Subject to the provisions and limitations herein contained, from the Closing Date through 5:00 p.m., Pacific Time, on December 31, 2002, Seller shall indemnify and hold Buyer free and harmless against all losses, damages and liabilities that are sustained or suffered by Buyer that are caused by or arise out of: (i) any breach by Seller of any obligation, term or condition of this Agreement; or (ii) any breach or misrepresentation of any warranty or representation of Seller made herein pursuant to Articles 3.1 to 3.10 inclusive of this Agreement. In no event shall Seller's liability under this Section 7.2 exceed the Purchase Price. THIS
SECTION 7.2 SETS FORTH BUYER'S SOLE AND EXCLUSIVE REMEDY AND SELLER'S SOLE AND EXCLUSIVE LIABILITY FOR ANY ACTION OR INACTION THAT WOULD TRIGGER THE INDEMNITY IN THIS SECTION 7.2.

     7.3 Indemnification of Seller. Subject to the provisions and limitations herein contained, from the Closing Date through 5:00 p.m., Pacific Time, on December 31, 2002, Buyer shall indemnify and hold Seller free and harmless against all losses, damages and liabilities that are sustained or suffered by Seller that are caused by or arise out of: (i) any breach by Buyer of any obligation, term or condition of this Agreement; or (ii) any breach or misrepresentation of any warranty or representation of Seller made herein pursuant to Articles 4.1 to 4.4 inclusive of this Agreement. In no event shall Seller's liability under this Section 7.3 exceed the Purchase Price. THIS
SECTION 7.3 SETS FORTH SELLER'S SOLE AND EXCLUSIVE REMEDY AND BUYER'S SOLE AND EXCLUSIVE LIABILITY FOR ANY ACTION OR INACTION THAT WOULD TRIGGER THE INDEMNITY IN THIS SECTION 7.3.

     7.4 Notice and Defense of Claims. The indemnified party shall promptly notify the indemnifying party in writing of all third party claims for damages or losses suffered under Article 7.2 or Article 7.3, as applicable, above. Such notice shall include a brief description of the claim the party by whom asserted and an estimate of losses. The indemnifying party shall have access to the indemnified party's books and records relevant to such claims upon reasonable prior notice at reasonable times and places. The indemnifying party may participate at its own expense in the defense or settlement of any such matter, provided however, that if the indemnifying party should fail to respond, participate in or defend such claim within twenty-one (21) days after receiving the indemnified party's notice thereof, then the indemnified party shall have the right in its best judgment to direct the defense to such claim and to settle, litigate, negotiate or otherwise resolve such matter. The indemnified party's failure to give notice of a matter which may give rise to a claim shall not affect the indemnified party's rights to claim and recover any loss it may suffer from the indemnifying party, provided that the failure of the indemnified party to give such notice does not adversely affect the indemnifying party's capacity effectively to defend such claim.

     7.5 Assumed Liabilities. In addition to the indemnity set forth in Section 7.3, Buyer agrees and acknowledges that, from and after the Closing, Buyer shall be solely responsible for the Assumed Liabilities listed on Schedule C attached hereto and for the operation of Buyer's business.

                                  ARTICLE VIII

                              CONDITIONS OF CLOSING

     8.1 Conditions of Buyer's Obligations. The obligation of Buyer to consummate the transactions contemplated herein is subject to the satisfaction (or waiver by Buyer) of the conditions set forth below:

            (a) Representations and Warranties of Seller. The representations and warranties of Seller made in this Agreement shall be true and correct in all material respects as of the Effective Date and as of the Closing Date. Seller shall have performed in all material respects its respective covenants and agreements contained in this Agreement. Seller shall have furnished to Buyer at Closing a certificate as to the satisfaction of the conditions set forth in this
Section 8.1(a).

            (b) Licensing Agreement. Buyer shall have succeeded to all of Seller's material rights and obligations under the "Individual Agreement on the Licensing of the ADSL Chipset" between Seller and Alcatel dated April 20, 1998, as amended (the "Alcatel Agreement").

            (c) Closing Documents. Seller shall have delivered to Buyer assignments (including Intellectual Property transfer documents) in the forms attached hereto as Exhibit A.

            (d) Claims. There shall be no action, lawsuit, litigation or other proceeding initiated against Seller before any judicial or administrative court or by any public authority that would have a material adverse effect upon the Acquired Assets as a whole.

            (e) No Injunctions or Restraints; Legality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court or competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated under this Agreement shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; nor shall there be in effect any law or regulation which shall restrain or prohibit the transactions contemplated under this Agreement.

     8.2 Conditions of Seller's Obligations. The obligation of Seller to consummate the transactions contemplated herein is subject to the satisfaction (or waiver by Seller) of the conditions set forth below:

            (a) Representations and Warranties of Buyer. The representations and warranties of Buyer made in this Agreement shall be true and correct in all material respects as of the Effective Date and as of the Closing Date. Buyer shall have performed in all material respects its respective covenants and agreements contained in this Agreement. Buyer shall have furnished to Seller at Closing a certificate as to the satisfaction of the conditions set forth in this
Section 8.2(a).

            (b) Payment. The payment of the Purchase Price in the manner set forth in Section 2.3.

            (c) Liquidation. The Plan shall have been duly approved and ratified by the affirmative vote of a majority of all issued shares of Seller's equity at Seller's stockholder meeting scheduled to be held on [______], 2002 (the "Special Meeting"), or any adjournments or postponements thereof, and Seller shall have filed the Certificate of Dissolution with the Secretary of State of the State of Delaware.

            (d) Authority. The purchase and sale of the Acquired Assets contemplated hereby, shall have been duly approved and ratified by (i) the affirmative vote of a majority of all issued shares of Seller's equity, and (ii) the affirmative vote of a majority of all votes cast in person or by proxy at the Special Meeting, or any adjournments or postponements thereof, excluding votes of shares held by or on behalf of Daniel Chen, Kenyon Mei, Jow Peng and any other interested stockholders as shall have been determined by Seller's board of directors in its sole discretion but in accordance with all applicable laws and regulations (such stockholder votes described in the foregoing clauses
(i) and (ii) are referred to collectively as the "Stockholder Approval").

            (e) No Injunctions or Restraints; Legality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court or competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated under this Agreement shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; nor shall there be in effect any law or regulation which shall restrain or prohibit the transactions contemplated under this Agreement.

                                   ARTICLE IX

                              ADDITIONAL AGREEMENTS

     9.1 Right to Contact Third Parties. Seller shall not attempt to prohibit or restrict Buyer from contacting third parties to attempt to effectuate the assignment of any license agreements necessary or useful in connection with the exploitation of the Acquired Assets provided such assignment does not interfere with or restrict any of Seller's rights not related to the Acquired Assets. Buyer shall notify Seller before it attempts to contact any such third parties.

     9.2 Right to Contact Seller Employees. Seller shall not attempt to prohibit or restrict Buyer from directly or indirectly communicating with, soliciting or attempting to solicit for employment employees of Seller.

     9.3 Public Disclosure. The Parties will consult with each other and agree before issuing any press release or otherwise making any public statement with respect to the Acquisition or this Agreement and will not issue any such press release or make any such public statement prior to such consultation and agreement (which shall not be unreasonably withheld), except as may be required by law (including, without limitation, securities laws) or any listing agreement with the Nasdaq. Upon the Closing Date, the Parties shall issue a joint press release announcing the closing of the Acquisition. The Parties agree and acknowledge that Seller shall describe the terms and conditions of the Acquisition in Seller's proxy statement for the Special Meeting.

     9.4 Consents. Seller shall use commercially reasonable efforts to obtain the consents, waivers and approvals under any of the Contracts designated in Schedule D as may be required in connection with the Acquisition so as to assign to Buyer all rights of, and benefits to, Seller thereunder. Buyer agrees to pay all fees and costs necessary to obtain the foregoing consents, waivers and approvals. For avoidance of doubt, the Parties agree and acknowledge that obtaining any or all of such consents, waivers and approvals is not a condition to Buyer's obligation to consummate the Acquisition except with respect to the Alcatel Agreement as set forth in Section 8.1(b), and that failure to obtain any such consent, waiver or approval shall not constitute a breach of this Agreement by Buyer.

     9.5 Reasonable Efforts; Further Assurances. Subject to the terms and conditions provided in this Agreement, each of the Parties shall use commercially reasonable efforts to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the Parties hereto the benefits contemplated by this Agreement. Each Party hereto, at the request of the other Party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be reasonably necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

     9.6 Notification of Certain Matters. Seller shall give prompt notice to Buyer, and Buyer shall give prompt notice to Seller, of (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of Seller or Buyer, respectively, contained in this Agreement to be materially untrue or inaccurate at or prior to the Closing Date except as contemplated by this Agreement and (ii) any failure of Seller or Buyer, as the case may be, to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 9.6 shall not limit any remedies available to the Party receiving such notice.

     9.7 Confidentiality.

            (a) Definition. "Confidential Information" means any information disclosed to or made accessible to Buyer under this Agreement in which Seller owed a duty of confidentiality to any third party, including, but not limited to, customer lists, customer information, employee information, non-disclosure clauses and agreements and confidentiality provisions in assumed agreements.

            (b) Duty. Buyer shall treat as confidential all Confidential Information. Without limiting the foregoing, Buyer shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance, but in no event less than reasonable care, to prevent the unauthorized disclosure of Confidential Information and shall abide by all confidentiality agreements assumed under this Agreement.

            (c) Indemnification. Buyer shall indemnify and hold harmless Seller against any and all costs, damages, losses, liabilities, obligations, recoveries, settlements, judgments and expenses (including actual attorneys' fees and expenses regardless of whether litigation was commenced) arising out of or in connection with third party claims, actions, proceedings and the like arising out of Buyer's breach of this Section 9.7.

     9.8 Bulk Transfer Laws. Seller will comply with the provisions of all applicable bulk transfer laws in connection with the Acquisition.

                                    ARTICLE X

                                  NO WARRANTIES

     10.1 THE PARTIES EXPRESSLY ACKNOWLEDGE THAT ALL MATERIAL, EQUIPMENT AND INFORMATION PROVIDED BY SELLER TO BUYER UNDER THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ALL ACQUIRED ASSETS, ARE PROVIDED "AS IS. " EXCEPT AS EXPRESSLY STATED HEREIN, SELLER MAKES NO WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE WITH RESPECT TO ANY OF THE ABOVE INFORMATION OR MATERIALS OR ANYTHING ELSE UNDER THIS AGREEMENT, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ALL WARRANTIES OF NONINFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE PARTIES HEREBY ACKNOWLEDGE THAT THIS
ARTICLE X IS A MATERIAL TERM OF THIS AGREEMENT

THAT HAS BEEN BARGAINED FOR AND HAS BEEN FACTORED INTO THE PRICING AND OTHER CONSIDERATION OF THIS AGREEMENT.

                                   ARTICLE XI

                                   TERMINATION

     11.1 Termination of Agreement. This Agreement may be terminated at any time prior to the Closing Date as provided below:

            (a) Either Party may terminate this Agreement by giving written notice to the other Party at any time prior to the Closing Date in the event the other Party has breached any representation, warranty, or covenant contained in this Agreement in any material respect and such breach has not been cured within twenty (20) calendar days after written notice to the other Party; provided however that no cure period shall be required for a breach that by its nature cannot be cured.

            (b) Seller may terminate this Agreement by giving written notice to the Buyer at any time prior to the Closing Date in the event that (i) Seller receives an offer from a third party to purchase the Acquired Assets at a price higher than the Purchase Price, or (ii) Seller's board of directors determines in its sole discretion that termination of this Agreement is reasonably necessary in order to fulfill its fiduciary duties or obligations.

     11.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 11.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Buyer or Seller, or their respective officers, directors or shareholders, provided that each Party shall remain liable for any breaches of this Agreement prior to its termination, and provided further that, the provisions of Articles I and IX and Sections 9.7 and 11.2 of this Agreement shall remain in full force and effect and survive any termination of this Agreement.

                                   ARTICLE XII

                                  MISCELLANEOUS

     12.1 No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

     12.2 Taxes. Each Party hereby agrees to pay such taxes or fees required of it under applicable laws and regulations of any jurisdiction on the transfer of the Acquired Assets and properties contemplated herein.

     12.3 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     12.4 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. Neither Party shall be entitled to assign or transfer either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party, except that Buyer shall have the right to (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates, including its new company to be formed in R.O.C. without the prior written consent of Seller and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases the Buyer nonetheless shall remain responsible for the performance of all of its obligations hereunder).

     12.5 Counterparts. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     12.6 Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     12.7 Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

          If to Buyer:        Real Communications, Inc.
                              2380-G Qume Drive
                              San Jose, California 95131
                              Attn: Bill Chen
                              Telephone: (408) 894-0295
                              Facsimile: (408) 894-0297

          Copy to: Shartsis, Friese & Ginsburg LLP One Maritime Plaza, 18th Floor San Francisco, CA 94111
                              Attn: Jahan P. Raissi, Esq.
                              Telephone: (415) 421-6500
                              Facsimile: (415) 421-2922

                  If to Seller:             Integrated Telecom Express, Inc.
                                            400 Race Street
                                            San Jose, CA 95126
                                            Attn:  Chief Executive Officer
                                            Telephone: (408) 513-9200
                                            Facsimile: (408) 792-0798

                  Copy to: Wilson Sonsini Goodrich & Rosati Professional Corporation
                                            650 Page Mill Road
                                            Palo Alto, CA 94304
                                            Attn:  Carmen Chang, Esq.
                                            Telephone: (415) 493-9300
                                            Facsimile: (415) 493-6811

     Either Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, facsimile, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Either Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

     12.8 Governing Law. This Agreement shall be exclusively governed by and construed in accordance with the domestic laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

     12.9 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Buyer and Seller.

     12.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     12.11 Expenses. Whether or not the Acquisition is consummated, all fees and expenses incurred in connection with the Acquisition including, without limitation, all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties incurred by a Party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby, shall be the obligation of the respective Party incurring such fees and expenses.

     12.12 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean "including without limitation." The word "agreement" when used herein shall be deemed in each case to mean any contract, commitment or other agreement, whether oral or written, that is legally binding. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If either Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

     12.13 Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     12.14 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

     12.15 Submission to Jurisdiction. Each of the Parties irrevocably consents to the exclusive jurisdiction and venue of any state or federal court sitting in Santa Clara County, California, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                            REAL COMMUNICATIONS, INC.


                                            By:  /s/ Daniel Chen
                                                --------------------------------
                                            Name: Daniel Chen
                                                  ------------------------------
                                            Title: Chairman
                                                   -----------------------------


                                            INTEGRATED TELECOM EXPRESS, INC.


                                            By:  /s/ James G. Regel
                                                --------------------------------
                                            Name: James G. Regel
                                                  ------------------------------
                                            Title: President & CEO
                                                   -----------------------------

                                   SCHEDULE A

                                 ACQUIRED ASSETS


           TRADEMARKS: The following registered trademarks of Seller:


                              TRADEMARK                     REGISTRATION NUMBER
---------------------------------------------------------   --------------------
ITeX ....................................................   2394013
ITeX logo ...............................................   2400671

PATENTS:

-------- ------------ ------------------------------------------------------------------------- ------------ --------------
           Docket
   #       Number                                   Description                                 Issue Date   Patent Number
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
   1     ITEX 97004   Modular multiplicative data rate modem and method of operation              5/16/00    6,065,060
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
   2     ITEX 97006   Program for controlling DMT based modem using sub-channel selection to      6/6/00     6,073,179
                      achieve scaleable data rate based on available signal processing resources
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
   3     ITEX 97011   Method of configuring and dynamically adapting data and energy              6/13/00    6,075,821
                      parameters in a multi-channel communications system
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
   4     ITEX 97014   Digital subscriber loop access circuit for digital switch and packet        6/27/00    6,081,517
                      network interconnections
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
   5     ITEX 97012   ADSL transceiver implemented with associated bit and energy loading         7/4/00     6,084,906
                      integrated circuit
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
   6     ITEX 97010   Circuit for configuring and dynamically adapting data and energy            7/4/00     6,084,917
                      parameters in a multi-channel communications system
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
   7     ITEX 98001   Flexible and scalable rate ADSL transceiver and system                      7/11/00    6,088,385
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
   8     ITEX 97002   xDSL DMT modem using sub-channel selection to achieve scaleable data        7/18/00    6,092,122
                      rate based on available signal processing resources
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
   9     ITEX 97008   Circuit for configuring data and energy parameters in a multi-channel       7/25/00    6,094,459
                      communications system
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
  10     ITEX 97003   Software rate adaptable modem with forward compatible and expandable        10/3/00    6,128,335
                      functionality and method of operation
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
  11     ITEX 97009   Method for configuring data and energy parameters in a multi-channel        10/3/00    6,128,348
                      communications system
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
  12     ITEX 97015   Access and setup process for end-to-end data and analog voice              10/10/00    6,130,879
                      connections
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
  13     ITEX 2000-2  Method and circuit for controlling setup of multichannel system             4/24/01    6,222,888
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
  14     ITEX 98003   System and method for reducing latency in software modem for high-speed     5/15/01    6,233,250
                      synchronous transmission
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
  15     ITEX 97001   Forward compatible and expandable high speed communications system and      6/26/01    6,252,900
                      method of operation
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
  16     ITEX 98002   System and method for detecting symbol boundary in multi-carrier            8/21/01    6,279,022
                      transmission systems
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
  17     ITEX 2000-1  Dual mode bit and gain loading circuit and process                          9/18/01    6,292,515
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
  18     ITEX 99001   Universal DSL link interface between a DSL digital controller and a DSL     2/5/02     6,345,072
                      codec
-------- ------------ ------------------------------------------------------------------------- ------------ --------------
  19     ITEX 97013   Configurable digital subscriber loop access and end-to-end data and         2/19/02    6,349,096
                      analog voice connection system
-----------------------------------------------------------------------------------------------------------------------

PATENT APPLICATIONS:
-------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  Patent Application
  Number    Docket Number             Description            Open date            Status                 Number
-------------------------------------------------------------------------------------------------------------------------
     1     ITEX 2001-1      Scaleable Architecture for      3/1/2001    Wait for Office Action      09797633
                            Multiple-Port
-------------------------------------------------------------------------------------------------------------------------
     2     ITEX 2001-10     Physical Medium Dependent       3/1/2001    Wait for Office Action      09798113
                            Sub-System
-------------------------------------------------------------------------------------------------------------------------
     3     ITEX 2001-11     Transport Convergence           3/1/2001    Wait for Office Action      09797634
                            Sub-System
-------------------------------------------------------------------------------------------------------------------------
     4     ITEX 2001-1PCT   Scaleable Architecture for      3/1/2001    Sent in Demand              106809
                            Multiple-Port
-------------------------------------------------------------------------------------------------------------------------
     5     ITEX 2001-2      System and Method for Internal  3/1/2001    Wait for Office Action      09797789
                            Operation
-------------------------------------------------------------------------------------------------------------------------
     6     ITEX 2001-3      xDSL Communications Systems     3/1/2001    Wait for Office Action      09797778
                            Using
-------------------------------------------------------------------------------------------------------------------------
     7     ITEX 2001-4      Mixed Hardware/Software         3/1/2001    Wait for Office Action      09797793
                            Architecture
-------------------------------------------------------------------------------------------------------------------------
     8     ITEX 2001-5      xDSL Symbol Processor & Method  3/1/2001    Wait for Office Action      09797782
-------------------------------------------------------------------------------------------------------------------------
     9     ITEX 2001-6      Logical Pipeline for Data       3/1/2001    Wait for Office Action      09798054
                            Communications System
-------------------------------------------------------------------------------------------------------------------------
    10     ITEX 2001-7      xDSL Function ASIC Processor &  3/1/2001    Wait for Office Action      09798133
                            Method of Operation
-------------------------------------------------------------------------------------------------------------------------
    11     ITEX 2001-8      Data Object Architecture and    3/1/2001    Wait for Office Action      09797755
                            Method for xDSL
-------------------------------------------------------------------------------------------------------------------------
    12     ITEX 2001-9      Programmable Task Scheduler     3/1/2001    Wait for Office Action      09797648
-------------------------------------------------------------------------------------------------------------------------
    13     ITEX 97-001(EP)  Multicarrier Transmission with  6/30/1998   Entered regional phase      98112040.5
                            Variable Data Rate
-------------------------------------------------------------------------------------------------------------------------
    14     ITEX 97-001(HK)  Multicarrier Transmission with? 7/3/1999    Application Filed in Hong   99102806.2
                                                                        Kong
-------------------------------------------------------------------------------------------------------------------------
    15     ITEX 97-001(JP)  Forward and Compatible          6/30/1998   Application Opened in Japan 185423
                            High-Speed Communications.
-------------------------------------------------------------------------------------------------------------------------
    16     ITEX 97-001C     Forward Compatible &            12/19/2000  Office Action mailed        09741748
                            Expandable High-Speed                       2/28/02
-------------------------------------------------------------------------------------------------------------------------
    17     ITEX 97-003(EP)  Automatic Rate Adaptation       6/30/1998   Application Opened 1/7/99   98112008.2
-------------------------------------------------------------------------------------------------------------------------
    18     ITEX 97-003(HK)  Automatic Rate Adaptation       7/3/1999    Application Filed in Hong   99102805.3
                                                                        Kong
-------------------------------------------------------------------------------------------------------------------------
    19     ITEX 97-003(JP)  Forward Compatible and          6/30/1998   Application Opened          185426
                            Expandable.
-------------------------------------------------------------------------------------------------------------------------
    20     ITEX 97-005      Device Driver for               6/30/1997   Mailed Issue Fee 1/8/02     08884956
                            Rate-Adaptable?
-------------------------------------------------------------------------------------------------------------------------
    21     ITEX 97-013      Configurable Digital            9/22/1997   Wait for Issue Branch       08934844
                            Subscriber Loop?                            Number
-------------------------------------------------------------------------------------------------------------------------
    22     ITEX 97013C      Configurable Digital            11/13/2001  Wait for 1st Office Action  09991285
                            Subscriber Loop Access
-------------------------------------------------------------------------------------------------------------------------
    23     ITEX 97-016      Multiple Low Speed Sigma-Delta  8/27/1997   Issue Fee due 6/16/02       08925003
                            Analog?
-------------------------------------------------------------------------------------------------------------------------
    24     ITEX 98-003C     xDSL Modem with Asynchronous    2/20/2001   Response due 4/16/02        09789336
                            Transfer Mode
-------------------------------------------------------------------------------------------------------------------------
    25     ITEX 98003E      System & Method for Reducing    6/12/2001   Edgar handling              PCT/US99/26944
                            Latency
-------------------------------------------------------------------------------------------------------------------------
    26     ITEX 98003J      System & Method for Reducing    5/14/2001   Filed by Patalyst/Nozaki    2000-583203
                            Latency
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    Patent Application
  Number    Docket Number             Description            Open date            Status                   Number
-------------------------------------------------------------------------------------------------------------------------
    27     ITEX 98003PCT    System & Method for Reducing    11/15/1999  Edgar handling              9926944
                            Latency
-------------------------------------------------------------------------------------------------------------------------
    28     ITEX 98-004      System and Method for           11/13/1998  Response due 3/28/02        09191147
                            Configuring Time Domain?
-------------------------------------------------------------------------------------------------------------------------
    29     ITEX 99001C1     DSL Link with Scaleable         11/13/2001  Wait for 1st Office Action  10054410
                            Performance
-------------------------------------------------------------------------------------------------------------------------
    30     ITEX 99001C2     DSL Link with Embedded Control  11/13/2001  Wait for 1st Office Action  10054327
-------------------------------------------------------------------------------------------------------------------------
    31     ITEX 99001C3     Broadband I/O Circuits,         11/13/2001  Wait for 1st Office Action  10054294
                            Interface and Bus
-------------------------------------------------------------------------------------------------------------------------
    32     ITEX 99-001E     Universal DSL Link Interface?   9/18/2001   Entered national phase      PCT/US/00/04430
-------------------------------------------------------------------------------------------------------------------------
    33     ITEX 99-001J     Universal DSL Link Interface?   8/17/2001   Filed by Patalyst/Nozaki    2000-601756
-------------------------------------------------------------------------------------------------------------------------
    34     ITEX 99001PCT    Universal DSL Link              2/22/2000   Entered national phase      PCT/US/00/04430
-------------------------------------------------------------------------------------------------------------------------
    35     M-7782           Tone Detect                     8/31/99     Issue Fee due 5/21/02       09387657
-------------------------------------------------------------------------------------------------------------------------
    36     M-7782WO         Tone Detect                     8/30/00     No entry in Japan/ Europe   PCT/US00/23955
-------------------------------------------------------------------------------------------------------------------------

Legend

PCT = Patent Cooperation Treaty filing
WO = World Application
J = Japan
E/EP = Europe
HK = Hong Kong
C = Continuation

Items in bold denote cases that are otherwise allowed, and should be issued soon

     MASKWORKS: All maskworks except for those maskworks directly related to Seller's ADSL line tester line of products.

     TRADE SECRETS: All trade secrets except for those trade secrets directly related to Seller's ADSL line tester line of products.

     INFORMATION AND KNOW-HOW DOCUMENTS: All information and know-how documents, including without limitation design databases and test files, except for those documents directly related to Seller's ADSL line tester line of products.

     TECHNOLOGY: All technology, including without limitation software, except for technology directly related to Seller's ADSL line tester line of products.

     CUSTOMER LISTS AND LEAD INFORMATION: All customer lists and lead information except such lists and information directly related to Seller's ADSL line tester line of products or that Seller is prohibited by applicable law from disclosing to Buyer pursuant to legal confidentiality obligations, if any, to such customers.

     EQUIPMENT: All equipment listed on Schedule A-1 attached hereto.

CHIPSETS AND BOARDS FOR RMA:

A3/ A5/ A6 chipsets:

i80234       2,500 pcs

i90135       1,000 pcs

i90388       1,000 pcs

i90388L      500 pcs

For Alcatel PCI boards:

250 boards

                                   SCHEDULE B

                                 EXCLUDED ASSETS

        Only those assets, including without limitation all Intellectual Property, related to the application software technology of Seller's ADSL line tester line of products.

                                   SCHEDULE C

                               ASSUMED LIABILITIES

        TECHNICAL SUPPORT OBLIGATIONS: All technical support obligations of Seller to customers of the Apollo Products and SAM Products under purchase orders which were received by Seller during June 1, 2001 to May 31, 2002 and have been furnished to Buyer no later than five (5) days before the Closing Date of this Agreement. These obligations are based upon accepted specifications.

        Buyer only assumes chipset hardware warranty, and software driver warranty if there is a bug which occurs based upon Accepted Specifications. Buyer will use RMA replacement to fix covered hardware chipsets, and use its best commercial efforts to fix any covered software driver bug.

        D-LINK SUPPORT: Buyer will provide D-Link (strategic customer) with technical supports on Apollo 3 PCI & Apollo 5 and DSLAM interoperability. Buyer is willing to negotiate in good faith to provide future Windows-OS driver upgrade on Apollo 3 PCI.

        OTHER: Notwithstanding the above, the Buyer is not obligated to provide any upgrade software but is willing to negotiate in good faith to provide future Windows-OS driver upgrade on Apollo 3 PCI. In addition, Buyer shall:

           (a) provide Alcatel with technical supports on Apollo 3 PCI chipset/board and DSLAM interoperability;

           (b) provide Askey with technical supports on Apollo 3 PCI chipset and DSLAM interoperability; and

           (c) provide AboCom with technical supports on Apollo 3 PCI/ CardBus and DSLAM interoperability.

                                   SCHEDULE D

                                    CONTRACTS

        1. License Agreement between Seller and Alcatel Bell N.V. dated April 20, 1998.

        2. OEM Agreement between Seller and Alcatel Bell N.V. dated December 2, 1999.

        3. Letter of Accepting Alcatel Networks under the 1999 OEM Agreement between Seller and Alcatel Bell dated November 7, 2001.

        4. Manufacture and Supply Agreement for ADSL PCI Network Interface Card between Seller and Askey Computer Corp.

        5. Manufacture and Supply Agreement for PCMCIA based ADSL Line Testers between Seller and AboCom Systems, Inc.

                                   SCHEDULE E

       FINANCING AGREEMENTS, CONTACT INFORMATION, INSURANCE AND LITIGATION

                (a) Loan, credit or other financing agreements related to the Acquired Assets: None.

                (b) Names, addresses, telephone numbers and contact persons of each distributor, agent, trade customer or supplier of Seller as of May 31, 2002, including the amount of sales to or purchases by each during the period from January 1, 2002 to May 31, 2002:

                    Attached hereto as Schedules E-1 and E-2.

                (c) All insurance policies in force with respect to Seller and its properties and assets relating to the Acquired Assets including a brief description of the risks insured, deductibles, amounts of coverages, premiums and expiration dates:

                        Attached hereto as Schedule E-3.

                (d) All judgments, awards or pending lawsuits, actions, proceedings or litigation affecting the Acquired Assets with a brief description of their nature or amounts:

         In November 2001, a complaint captioned Richmon v. Integrated Telecom Express, Inc., No. 01-CV-10108 was filed in federal district court for the Southern District of New York, on behalf of a putative class of persons who purchased Seller's common stock between August 18, 2000 and December 6, 2000. An amended complaint was filed in April 2002. The amended complaint generally alleges that various investment bank underwriters engaged in improper and undisclosed activities related to the allocation of shares in Seller's initial public offering of securities and subsequently issued false and misleading analyst reports. The complaint brings claims for violation of several provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934 against those underwriters and also against Seller and various of Seller's present and former officers and directors. Similar lawsuits concerning more than 300 other companies' initial public offerings have been filed and coordinated as In re Initial Public Offering Securities Litigation, No. 21 MC 92. Seller believes that the claims against Seller are without merit and intends to defend this lawsuit vigorously. While the outcome of these claims is currently not determinable, Seller does not expect that the ultimate costs to resolve these claims will have a material adverse effect on Seller's financial position, results of operations or cash flows.

         In addition to the lawsuit mentioned above, from time to time, Seller may become involved in litigation relating to claims arising from its ordinary course of business. Seller is not currently a party to any material legal proceeding of this nature.

                                   SCHEDULE F

               ALLOCATION OF PURCHASE PRICE AMONG ACQUIRED ASSETS

--------------------------------------------------------------------------------
Intangibles                                $1,334,200
--------------------------------------------------------------------------------
Equipment                                  $  140,000
--------------------------------------------------------------------------------
Chipsets and Boards for RMA                $   25,800
--------------------------------------------------------------------------------
Total                                      $1,500,000
--------------------------------------------------------------------------------

                                                                             F-1